POWERSHARES ACTIVELY MANAGED EXCHANGE-TRADED FUND TRUST

SUPPLEMENT DATED DECEMBER 4, 2015 TO THE

SUMMARY PROSPECTUS DATED FEBRUARY 27, 2015 OF:

PowerShares China A-Share Portfolio

Effective immediately, Kevin Baum is no longer a Portfolio Manager of the Fund. Accordingly, on page 4, the table within the section titled “Management of the Fund – Portfolio Managers” is deleted and replaced with the following:

“Name	Title with Adviser/Trust	Date Began Managing the Fund

Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since Inception

Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	Since Inception

Theodore Samulowitz	Vice President and Portfolio Manager of the Adviser	Since Inception

Tony Seisser	Vice President and Portfolio Manager of the Adviser	February 2015

Brian Picken	Vice President and Portfolio Manager of the Adviser	Since Inception”

Please Retain This Supplement for Future Reference.

P-CHNA-SUMPRO-1 SUP-1 120415